                                                        * Indicates Confidential
                                                          Treatment has been
                                                          requested


                     First Addendum to Procurement Agreement
                                     Between
                        Sprint/United Management Company
                                       and
                                CIENA Corporation

This First Addendum to Procurement Agreement (the "Addendum") is effective as of the 19th day of December, 1996 (the "Effective Date"), by and between Sprint/United Management Company, a Kansas corporation, having its principal place of business at 2330 Shawnee Mission Parkway, Westwood, Kansas 66205 (hereinafter referred to as "Sprint") and CIENA Corporation, a Delaware corporation, having its principal place of business at 8530 Corridor Road, Savage, Maryland 20763 (hereinafter referred to as "CIENA"), as an addendum to that certain Procurement Agreement KC103251ML dated December 14, 1996, between Sprint and CIENA (the "Agreement"). Except as otherwise indicated, defined terms in this Addendum have the same meaning as in the Agreement.

A.       BACKGROUND

1. Pursuant to the Agreement, Sprint has been purchasing and CIENA has been supplying Deliverables.

2. Sprint contemplates purchasing Deliverables from CIENA at a higher quantity level during 1997 than 1996, and desires certain pricing and other concessions from CIENA in consideration therefor. CIENA agrees to offer such pricing and other concessions in exchange for Sprint's commitment to (1) purchase at a higher quantity level over such period, and (2) order Deliverables on a written schedule as mutually agreed upon by the parties.

Now, therefore, in consideration of the foregoing premises, the parties agree as follows:

B.       ADDENDUM

1.       DEFINITIONS.

1.1 "Addendum Deliverables" means Deliverables ordered commencing ****** and shipped not later than **********. Addendum Deliverables shall not include orders for installation services, emergency technical support services or training services.

1.2      "Addendum Term" means the period from the Effective Date through
***********.

1.3 "CIENA(`s) Shortfall" means that occurrence when CIENA is not able to fulfill its obligations as set forth in the Deliverables Schedule.

1.4 "Deliverables Schedule" means that written document representing the mutually agreed upon quantities and delivery dates of Deliverables throughout the Addendum Term. The Deliverables Schedule is incorporated by reference into this Addendum as Exhibit A.

1.5      ***********************

1.6 "Sprint(`s) Shortfall" means that occurrence when Sprint is unable to fulfill its obligations as set forth in the Deliverables Schedule.

2.       PREFERRED PROVIDER.

2.1 Sprint designates CIENA as its Preferred Provider during the Addendum Term, provided all of the following conditions are met:

(a) The Deliverables conform to the Technical Requirements; and (b) CIENA can provide the Deliverables according to the Deliverables Schedule.

3.       PRICES, QUANTITIES AND DELIVERY SCHEDULES.

3.1 Sections 2.1, 2.2, and 2.6 of Article 2 of the Agreement are deleted for the duration of the Addendum Term, and the following is substituted therefor during the Addendum Term:

(a) Prices for the Addendum Deliverables are set forth in Exhibit B, which is incorporated herein by reference.

(b)      CIENA agrees to ********* for the Addendum Term.

(c) The Deliverables Schedule, as incorporated in this Addendum, is Sprint's firm commitment to order for shipment during the Addendum Term the quantities of Deliverables stated therein. Sprint acknowledges and agrees that the aggregate price of such Deliverables, at Exhibit B prices, shall be not less than **********.

(d) During the Addendum Term, Sprint and CIENA shall meet on a monthly basis to review Sprint's issuance of Purchase Orders for the Addendum Deliverables, and CIENA's deliveries of same, each in relation to the Deliverables Schedule. No increase in the quantity of Deliverables, and no acceleration of the timing of deliveries of such Deliverables may be changed from the quantities and times set forth in the Deliverables Schedule without the written consent of both parties. If CIENA issues a notice to Sprint of a CIENA Shortfall ("CIENA Shortfall Notice"), with respect to the Deliverables Schedule or any amendment thereto agreed to in writing by both parties, then Sprint has the right to reduce the corresponding amount of Addendum Deliverables affected by CIENA's Shortfall and seek alternative sources for like Deliverables with no penalty. The CIENA Shortfall Notice must be submitted to Sprint within ********* after CIENA identifies such shortfall but in no event later than ******** after the most recent prior monthly meeting; otherwise, it will be assumed that CIENA can meet the delivery obligations set forth on the most current Deliverables Schedule.

(e) Sprint shall issue Purchase Orders for the Addendum Deliverables at least ******* in advance of the delivery date set forth on the Deliverables Schedule. Unless mutually agreed in advance in writing, CIENA shall make shipment in response to a Purchase Order only if the shipment completely satisfies the Purchase Order. Time is of the essence to Sprint, and CIENA understands and acknowledges that the Deliverables Schedule must and will be strictly observed. Sprint may defer delivery of all or part of the Deliverables ordered under any Purchase Order for as long as ****** days beyond the scheduled delivery date set forth on Exhibit A, provided that Sprint issues a Purchase Order supplement to CIENA at least ********* days prior to the scheduled delivery date.

(f) In the event Sprint issues Purchase Orders in excess of ******** during the Addendum Term, then as to such excess only, CIENA immediately will issue Sprint an additional discount of ******* on the prices for the Deliverables constituting such excess.

5.       TRUE-UP OBLIGATION

         Sprint currently anticipates issuing Purchase Orders for at least ********* in Addendum Deliverables by or before ********. If Sprint fails to do so, Sprint agrees to meet with CIENA in ********* to inform CIENA as to the reasons for such failure and to advise CIENA whether Sprint then anticipates that Purchase Orders during the Addendum Term will equal or exceed ********. If Sprint is unable at that time to provide CIENA reasonable assurances that Purchase Orders will equal or exceed ******** during the Addendum Term, Sprint agrees to negotiate reasonable compensation to CIENA for any anticipated Sprint Shortfall, it being understood that CIENA's willingness to reduce its prices during the Addendum Term was and is in consideration for Sprint's commitment to purchase ******** in Addendum Deliverables during the Addendum Term.

III.     GENERAL

Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement and this Addendum, this Addendum will control.

This Addendum is executed by authorized representatives of Sprint and CIENA and is made a part of and incorporates the terms and conditions of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives as of the day and year below written.

CIENA CORPORATION                    SPRINT/UNITED MANAGEMENT
                                     COMPANY

By:                                  By:
   ----------------------------         -----------------------------

Title:                               Title:
      -------------------------             -------------------------

Date:                                Date:
      -------------------------             -------------------------

                                                                      Exhibit A
                                                                         Page 1

                                         SPRINT MONTHLY SUMMARY - 1997 CAP
---------------------------------------------------------------------------------------------------------------------
                                          LINE       OPTICAL ADD     CHANNEL UNITS   COMMON SPARES    TERM. SPARES
MONTH                   TERMINALS      AMPLIFIERS       DROP
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
            ****             ****            ****             ****             ****            ****             ****
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------
TOTAL                        ****            ****             ****             ****            ****             ****
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------

                                                                      Exhibit A
                                                                         Page 2



               ***************************************************

                   EXHIBIT B--PRICING DURING THE ADDENDUM TERM

         Subject to Section 5 of the Addendum, Sprint's orders for DWDM systems from September 16, 1996 through the end of the Addendum Term shall be entitled to pricing based upon the price schedule listed below:


MODULE DESCRIPTION                                MODEL NUMBER    UNIT PRICE($)
------------------                                ------------   -------------
channel shelf                                     16000-01               *****
common shelf                                      16000-02               *****
dual amp module                                   16090-01               *****
930 pump module                                   16080-01               *****
1480 pump module (standard)                       16080-12               *****
1480 pump module (high power)                     16080-11               *****
service channel module                            16070-01               *****
nodal control processor                           16060-03               *****
power supply module                               16050-01               *****
combiner module (8 way)                           16030-08               *****
splitter module (8 way)                           16040-08               *****
dual combiner module                              16030-16               *****
dual splitter module                              16040-16               *****
remodulator module (ch. 1)                        16010-01               *****
remodulator module (ch. 2)                        16010-02               *****
remodulator module (ch. 3)                        16010-03               *****
remodulator module (ch. 4)                        16010-04               *****
remodulator module (ch. 5)                        16010-05               *****
remodulator module (ch. 6)                        16010-06               *****
remodulator module (ch. 7)                        16010-07               *****
remodulator module (ch. 8)                        16010-08               *****
remodulator module (ch. 9)                        16010-09               *****
remodulator module (ch. 10)                       16010-010              *****
remodulator module (ch. 11)                       16010-011              *****
remodulator module (ch. 12)                       16010-012              *****
remodulator module (ch. 13)                       16010-013              *****
remodulator module (ch. 14)                       16010-014              *****
remodulator module (ch. 15)                       16010-015              *****
remodulator module (ch. 16)                       16010-016              *****
dual selector module (ch. X/X)                    16020-XX               *****
faceplate, 4HP, (0.8 wide)                        16120-14               *****
faceplate, 7HP, (1.4 wide)                        16120-09               *****
orderwire                                         16140-01               *****
auxiliary management module                       16130-01               *****
alarm and power distribution                                             *****
fan try                                           16600-01               *****
air filter                                        16600-02               *****
fiber dressing/air plenum                         16600-03               *****
heat ramp                                         16600-04               *****
fan replacement                                                          *****
pre-wired rack assemblies                                                *****
7' unequal flange rack (equipped for 8 ch.)       16110-70               *****
7' unequal flange rack (equipped for 16 ch.)      16110-80               *****

8' unequal flange rack (equipped for 8 ch.)       16110-88               *****
8' unequal flange rack (equipped for 16 ch.)      16110-70               *****
8'-8' unequal flange rack (equipped for 8 ch.)    16112-70               *****
8'-8' unequal flange rack (equipped for 16 ch.)   16112-80               *****
7' channel rack (equipped for 8 ch.)              16112-88               *****
7' channel rack (equipped for 16 ch.)             16113-70               *****




Add-Drop Capabilities

         ADM Amplifier                                                   *****
         ADM Module (1 channel)                                          *****
         ADM Module (2 channel)                                          *****
         ADM Module (3 channel)                                          *****
         ADM Module (4 channel)                                          *****
         ADM Combiner/Splitter 1                                         *****
         ADM Combiner/Splitter 2                                         *****
         980 nm Pump (single output)                                     *****
